COLUMBIA FUNDS SERIES TRUST

         Columbia Money Market Reserves            Columbia California Tax-Exempt Reserves
             Columbia Cash Reserves                 Columbia New York Tax-Exempt Reserves
          Columbia Tax-Exempt Reserves             Columbia Connecticut Municipal Reserves
          Columbia Municipal Reserves             Columbia Massachusetts Municipal Reserves

     Supplement dated October 3, 2008 to the Prospectuses, dated January 1, 2008


   Class A Shares, Class B Shares, Class C Shares, Class Z Shares, Daily Class Shares, G-Trust Shares, Investor Class Shares, Marsico Shares, Retail A Class
       Shares and Trust Class Shares Prospectuses dated January 1, 2008

     Adviser Class Shares, Capital Class Shares and Liquidity Class Shares
          Prospectuses dated January 1, 2008, as revised March 13, 2008

        Institutional Class Shares Prospectus dated January 1, 2008, as revised
                        September 3, 2008
                  Columbia Daily Cash Reserves

     Supplement dated October 3, 2008 to the Prospectus, dated August 1, 2008


           Trust Class Shares Prospectus dated August 1, 2008

The Board of Trustees of each of the money market funds listed above (each, a "Fund" and collectively, the "Funds") has approved and the Funds have applied for participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") through December 18, 2008.

Subject to certain conditions and limitations, share amounts held by investors in each of the Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the market-based net asset value per share is less than $0.995 (i.e., does not round to a $1.00, a "guarantee event") and a Fund subsequently liquidates. The Program only covers the amount a shareholder held in a Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a guarantee event occurs, whichever is less. Accordingly, Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program. A shareholder who has continuously maintained an account with a Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a guarantee event. The Program is subject to an overall limit of $50 billion for all money market funds participating in the Program.

The cost to participate in the initial three months of the Program will be borne by each Fund without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Funds will consider whether to continue to participate. Any additional cost to participate in the extended Program may also be borne by each Fund at that time.

          Shareholders should retain this Supplement for future reference.

INT-47/156377-1008